UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2005

Structured Asset Securities Corporation (as Depositor under the Trust Agreement dated as of July 1, 2005, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-2)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-120575 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-2, which was made on October 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.03 of the Trust Agreement for the distribution on October 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT OF BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 28, 2005
Lehman XS Trust
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Administrator:
Leigh Gordon 312.904.4839
leigh.gordon@abnamro.com
Analyst:
Dinsmore Sohn 714.259.6258
dinsmore.sohn@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Bond Principal Reconciliation
Other Related Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-3
Page 4-6

Page 11-13
Page 14-16
Page 17-19
Page 20-22
Substitution Detail History

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
LHXS0502
LHXS0502_200510_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
29-Jul-05
25-Aug-05
27-Aug-35
Parties to The Transaction
Issuer: Lehman Brothers Inc.
Underwriter: Lehman Brothers Inc.
Master Servicer: Aurora Loan Services LLC
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
www.etrustee.net

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.531825%
3.830000%
4.037500%
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Lehman XS Trust
Mortgage Pass-Through Certificates
Series 2005-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
353
Bond Payments
Statement Date:
ABN AMRO Acct: 722867.2
927.231185512
48.865362667
0.000000000
878.365822845
3.069907916
4.3175000000%
0.00
0.00
0.000000000
4.1100000000%
0.000000000
86359DMN4
1-A1
659,614,000.00
32,232,277.33
0.00
579,382,393.87
2,024,954.24
611,614,671.20
927.231185485
48.865362668
0.000000000
878.365822817
3.122193471
4.3875000000%
0.00
0.00
0.000000000
4.1800000000%
0.000000000
86359DMP9
1-A2
164,903,000.00
8,058,044.90
0.00
144,845,159.28
514,859.07
152,903,204.18
936.336894855
0.000000000
0.000000000
893.070417278
0.585210552
0.00
0.00
0.000000000
0.7500000000%
0.000000000
N
86359DMQ7
1-AX
315,389,237.68
0.00
0.00
281,664,798.10
184,569.11
295,310,579.48
894.146700264
40.540934103
0.000000000
853.605766161
2.866733701
4.1875000000%
0.00
0.00
0.000000000
3.9800000000%
0.000000000
86359DMU8
2-A1A
145,348,000.00
5,892,543.69
0.00
124,069,890.90
416,674.01
129,962,434.59
894.146700200
40.540934000
0.000000000
853.605766200
3.859733200
0.00
0.00
0.000000000
5.1800000000%
0.000000000
86359DMV6
2-A1B
50,000,000.00
2,027,046.70
0.00
42,680,288.31
192,986.66
44,707,335.01
1000.000000000
0.000000000
0.000000000
1000.000000000
4.266666667
0.00
0.00
0.000000000
5.1200000000%
0.000000000
86359DMW4
2-A2
28,872,000.00
0.00
0.00
28,872,000.00
123,187.20
28,872,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.408333400
0.00
0.00
0.000000000
5.2900000000%
0.000000000
86359DMX2
2-A3A
50,000,000.00
0.00
0.00
50,000,000.00
220,416.67
50,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.533333250
0.00
0.00
0.000000000
5.4400000000%
0.000000000
86359DMY0
2-A3B
40,099,000.00
0.00
0.00
40,099,000.00
181,782.13
40,099,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.308333238
0.00
0.00
0.000000000
5.1700000000%
0.000000000
86359DMZ7
2-A4
34,924,000.00
0.00
0.00
34,924,000.00
150,464.23
34,924,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.488055510
4.5375000000%
0.00
0.00
0.000000000
4.3300000000%
0.000000000
86359DMR5
1-M1
42,803,000.00
0.00
0.00
42,803,000.00
149,299.24
42,803,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.633055710
4.7175000000%
0.00
0.00
0.000000000
4.5100000000%
0.000000000
86359DMS3
1-M2
18,022,000.00
0.00
0.00
18,022,000.00
65,474.93
18,022,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.575555485
5.8875000000%
0.00
0.00
0.000000000
5.6800000000%
0.000000000
86359DMT1
1-M3
15,770,000.00
0.00
0.00
15,770,000.00
72,156.51
15,770,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.491666777
0.00
0.00
0.000000000
5.3900000000%
0.000000000
86359DNA1
2-M1
15,071,000.00
0.00
0.00
15,071,000.00
67,693.91
15,071,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.700000000
0.00
0.00
0.000000000
5.6400000000%
0.000000000
86359DNB9
2-M2
4,094,000.00
0.00
0.00
4,094,000.00
19,241.80
4,094,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.250000000
0.00
0.00
0.000000000
6.3000000000%
0.000000000
86359DNC7
2-M3
3,721,000.00
0.00
0.00
3,721,000.00
19,535.25
3,721,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
535142.500000000
0.00
53,514.25
535142.500000000
N/A
0.000000000
9ABSW8970
1-P
100.00
0.00
0.00
100.00
53,514.25
100.00
1000.000000000
0.000000000
0.000000000
1000.000000000
161280.900000000
0.00
16,128.09
161280.900000000
N/A
0.000000000
9ABSW8988
2-P
100.00
0.00
0.00
100.00
16,128.09
100.00
21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.531825%
3.830000%
4.037500%
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Lehman XS Trust
Mortgage Pass-Through Certificates
Series 2005-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
353
Bond Payments
Statement Date:
ABN AMRO Acct: 722867.2
936.336894862
0.000000000
0.000000000
893.070417274
0.000000000
0.00
)
(1,302,375.42
)
(1.445297881
1.8522793086%
0.000000000
N
9ABSW8996
1-X
901,112,107.65
0.00
0.00
804,756,565.99
0.00
843,744,512.80
947.713397811
0.000000000
0.000000000
926.649550209
1.224369425
0.00
)
(81,111.35
)
(0.217965387
1.8262924105%
0.000000000
N
9ABSW9002
2-X
372,129,498.29
0.00
0.00
344,833,632.21
455,623.98
352,672,111.25
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW901
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW902
R-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
LT1-R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
LT2-R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
LT3-R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(1,313,844.43
1,273,241,200.00
1,192,563,844.98
53,138,473.90
Total
1,144,353,932.36
48,209,912.62
0.00
4,928,561.28
21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,301,604.19
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,502,440.55
Unscheduled Interest:
Prepayment Penalties
69,642.34
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
69,642.34
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
6,315,589.72
0.00
0.00
0.00
0.00
0.00
329,757.50
11,902.36
341,659.86
407,498.53
46,077,267.46
0.00
0.00
0.00
46,484,765.99
46,826,425.85
53,142,015.57
53,142,015.57
1,196,416,624.05
4,864
341,659.86
46,484,765.99
158
0.00
0.00
0
0.00
0
1,149,590,198.20
4,706
8,640.62
157,089.13
11,902.36
200,836.36
16,632.37
277,559.33
256,493.17
0.00
0.00
9,879.57
266,372.75
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(256,493.17
6,315,589.72
Interest Not Advanced (
Current Period
)
0.00
200,836.36
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(80,366.16
)
(3,910.61
0.00
0.00
0.00
Overcollateralization Amount
Overcollateralization Deficiency
5,236,465.84
1,472,660.16
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
46,826,425.85
0.00
46,826,425.85
Principal Distribution Amount Amount
0

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Statement Date:
Cash Reconciliation Summary Pool 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,395,218.91
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
4,488,543.26
Unscheduled Interest:
Prepayment Penalties
53,514.25
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
53,514.25
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
4,367,202.77
0.00
0.00
0.00
0.00
0.00
105,143.94
3,915.12
109,059.06
325,989.83
38,552,897.92
0.00
0.00
0.00
38,878,887.75
38,987,946.81
43,355,149.58
43,355,149.58
843,744,512.80
3,384
109,059.06
38,878,887.75
128
0.00
0.00
0
0.00
0
804,756,565.99
3,256
2,413.74
75,704.91
3,915.12
93,324.35
5,307.71
120,963.28
174,854.74
0.00
0.00
3,627.52
178,482.27
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(174,854.74
4,367,202.77
Interest Not Advanced (
Current Period
)
0.00
93,324.35
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(48,065.99
)
(1,021.15
0.00
0.00
0.00
Overcollateralization Amount
Overcollateralization Deficiency
3,934,012.84
1,472,660.16
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
38,987,946.81
0.00
38,987,946.81
Principal Distribution Amount Amount
0

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Statement Date:
Cash Reconciliation Summary Pool 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,906,385.28
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,013,897.29
Unscheduled Interest:
Prepayment Penalties
16,128.09
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
16,128.09
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,948,386.95
0.00
0.00
0.00
0.00
0.00
224,613.56
7,987.24
232,600.80
81,508.70
7,524,369.54
0.00
0.00
0.00
7,605,878.24
7,838,479.04
9,786,865.99
9,786,865.99
352,672,111.25
1,480
232,600.80
7,605,878.24
30
0.00
0.00
0
0.00
0
344,833,632.21
1,450
6,226.88
81,384.22
7,987.24
107,512.01
11,324.66
156,596.06
81,638.43
0.00
0.00
6,252.05
87,890.48
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(81,638.43
1,948,386.95
Interest Not Advanced (
Current Period
)
0.00
107,512.01
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(32,300.17
)
(2,889.46
0.00
0.00
0.00
Overcollateralization Amount
Overcollateralization Deficiency
1,302,453.00
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
7,838,479.04
0.00
7,838,479.04
Principal Distribution Amount Amount
0

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
69,642.34
69,642.34
Total Excess Allocated to the Bonds
69,642.34
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
69,642.34
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
29
2,024,954.24
2,024,954.24
Act/360
0.00
2,024,954.24
0.00
0.00
0.00
0.00
No
1-A1
0.00
0.00
0.00
0.00
29
514,859.07
514,859.07
Act/360
0.00
514,859.07
0.00
0.00
0.00
0.00
No
1-A2
0.00
0.00
0.00
0.00
30
184,569.11
184,569.11
30/360
0.00
184,569.11
0.00
0.00
0.00
0.00
No
1-AX
0.00
0.00
0.00
0.00
29
416,674.01
416,674.01
Act/360
0.00
416,674.01
0.00
0.00
0.00
0.00
No
2-A1A
0.00
0.00
0.00
0.00
30
192,986.66
192,986.66
30/360
0.00
192,986.66
0.00
0.00
0.00
0.00
No
2-A1B
0.00
0.00
0.00
0.00
30
123,187.20
123,187.20
30/360
0.00
123,187.20
0.00
0.00
0.00
0.00
No
2-A2
0.00
0.00
0.00
0.00
30
220,416.67
220,416.67
30/360
0.00
220,416.67
0.00
0.00
0.00
0.00
No
2-A3A
0.00
0.00
0.00
0.00
30
181,782.13
181,782.13
30/360
0.00
181,782.13
0.00
0.00
0.00
0.00
No
2-A3B
0.00
0.00
0.00
0.00
30
150,464.23
150,464.23
30/360
0.00
150,464.23
0.00
0.00
0.00
0.00
No
2-A4
0.00
0.00
0.00
0.00
29
149,299.24
149,299.24
Act/360
0.00
149,299.24
0.00
0.00
0.00
0.00
No
1-M1
0.00
0.00
0.00
0.00
29
65,474.93
65,474.93
Act/360
0.00
65,474.93
0.00
0.00
0.00
0.00
No
1-M2
0.00
0.00
0.00
0.00
29
72,156.51
72,156.51
Act/360
0.00
72,156.51
0.00
0.00
0.00
0.00
No
1-M3
0.00
0.00
0.00
0.00
30
67,693.91
67,693.91
30/360
0.00
67,693.91
0.00
0.00
0.00
0.00
No
2-M1
0.00
0.00
0.00
0.00
30
19,241.80
19,241.80
30/360
0.00
19,241.80
0.00
0.00
0.00
0.00
No
2-M2
0.00
0.00
0.00
0.00
30
19,535.25
19,535.25
30/360
0.00
19,535.25
0.00
0.00
0.00
0.00
No
2-M3
0.00
0.00
0.00
0.00
30
53,514.25
53,514.25
0.00
0.00
0.00
0.00
0.00
0.00
No
1-P
0.00
0.00
0.00
0.00
30
16,128.09
16,128.09
0.00
0.00
0.00
0.00
0.00
0.00
No
2-P
0.00
0.00
0.00
0.00
30
3,933,905.19
0.00
30/360
2,631,529.77
1,302,375.42
0.00
1,302,375.42
3,933,905.19
0.00
No
1-X
0.00
0.00
0.00
0.00
30
1,757,578.69
455,623.98
30/360
1,220,843.36
536,735.33
0.00
81,111.35
1,301,954.71
0.00
No
2-X
0.00
0.00
0.00
0.00
0.00
3,852,373.13
6,242,405.71
10,164,421.18
4,928,561.28
0.00
1,383,486.77
5,235,859.90
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
6.00
1.00
1-A1
NA
NA
8/27/2035
579,382,393.87
0.00
0.00
611,614,671.20
659,614,000.00
31,190,376.36
0.00
0.00
1,041,900.97
0.00
1-A2
NA
NA
8/27/2035
144,845,159.28
0.00
0.00
152,903,204.18
164,903,000.00
7,797,570.45
0.00
0.00
260,474.45
0.00
1-AX
NA
NA
8/27/2035
281,664,798.10
0.00
0.00
295,310,579.48
315,389,237.68
0.00
0.00
0.00
0.00
0.00
2-A1A
NA
NA
8/27/2035
124,069,890.90
0.00
0.00
129,962,434.59
145,348,000.00
5,832,193.07
0.00
0.00
60,350.62
0.00
2-A1B
NA
NA
8/27/2035
42,680,288.31
0.00
0.00
44,707,335.01
50,000,000.00
2,006,285.97
0.00
0.00
20,760.73
0.00
2-A2
NA
NA
8/27/2035
28,872,000.00
0.00
0.00
28,872,000.00
28,872,000.00
0.00
0.00
0.00
0.00
0.00
2-A3A
NA
NA
8/27/2035
50,000,000.00
0.00
0.00
50,000,000.00
50,000,000.00
0.00
0.00
0.00
0.00
0.00
2-A3B
NA
NA
8/27/2035
40,099,000.00
0.00
0.00
40,099,000.00
40,099,000.00
0.00
0.00
0.00
0.00
0.00
2-A4
NA
NA
8/27/2035
34,924,000.00
0.00
0.00
34,924,000.00
34,924,000.00
0.00
0.00
0.00
0.00
0.00
1-M1
NA
NA
8/27/2035
42,803,000.00
0.00
0.00
42,803,000.00
42,803,000.00
0.00
0.00
0.00
0.00
0.00
1-M2
NA
NA
8/27/2035
18,022,000.00
0.00
0.00
18,022,000.00
18,022,000.00
0.00
0.00
0.00
0.00
0.00
1-M3
NA
NA
8/27/2035
15,770,000.00
0.00
0.00
15,770,000.00
15,770,000.00
0.00
0.00
0.00
0.00
0.00
2-M1
NA
NA
8/27/2035
15,071,000.00
0.00
0.00
15,071,000.00
15,071,000.00
0.00
0.00
0.00
0.00
0.00
2-M2
NA
NA
8/27/2035
4,094,000.00
0.00
0.00
4,094,000.00
4,094,000.00
0.00
0.00
0.00
0.00
0.00
2-M3
NA
NA
8/27/2035
3,721,000.00
0.00
0.00
3,721,000.00
3,721,000.00
0.00
0.00
0.00
0.00
0.00
1-P
NA
NA
8/27/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
2-P
NA
NA
8/27/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
1-X
NA
NA
8/27/2035
804,756,565.99
0.00
0.00
843,744,512.80
901,112,107.65
0.00
0.00
0.00
0.00
0.00
2-X
NA
NA
8/27/2035
344,833,632.21
0.00
0.00
352,672,111.25
372,129,498.29
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
46,826,425.85
0.00
0.00
1,383,486.77
1,273,241,200.00
1,144,353,932.36
1,192,563,844.98
21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Other Related Information
Statement Date:
$3,541.67
Insurance Premium...................................................................................................
Insured Payments to Class:
0.00
2-A3A

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
0.55%
0.59%
0.08%
0.09%
0
0.00%
0
0.00%
0.06%
0.02%
0.00%
0.00%
25-Oct-05
26
6,738,644
4
1,067,218
3
283,161
0
0
4,673
1,141,501,176
99.30%
99.30%
0.27%
0.31%
0.06%
0.05%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
13
3,712,352
3
554,467
0
0
0
0
4,848
1,192,149,805
99.67%
99.64%
0.04%
0.04%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
2
468,048
0
0
0
0
0
0
5,009
1,238,720,933
99.96%
99.96%

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Pool 1
0.37%
0.34%
0.03%
0.04%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
12
2,711,543
1
318,118
0
0
0
0
3,243
801,726,905
99.60%
99.62%
0.09%
0.18%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
3
1,509,883
0
0
0
0
0
0
3,381
842,234,629
99.91%
99.82%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
0
0
0
0
0
0
0
0
3,487
874,197,097
100.00%
100.00%

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Pool 2
0.97%
1.17%
0.21%
0.22%
0
0.00%
0
0.00%
0.21%
0.08%
0.00%
0.00%
25-Oct-05
14
4,027,100
3
749,100
3
283,161
0
0
1,430
339,774,271
98.62%
98.53%
0.68%
0.62%
0.20%
0.16%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
10
2,202,469
3
554,467
0
0
0
0
1,467
349,915,175
99.12%
99.22%
0.13%
0.13%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
2
468,048
0
0
0
0
0
0
1,522
364,523,836
99.87%
99.87%

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
1
97,121
1
438,900
0
0
2
186,040
0
0
0.00%
0.00%
0.02%
0.01%
0.04%
0.02%
0.02%
0.04% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.06%
0.03%
0
0
3
370,742
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.02%
0.01%
0
0
1
153,631
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 1
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 2
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
1
97,121
1
438,900
0
0
2
186,040
0
0
0.00%
0.00%
0.07%
0.03%
0.14%
0.05%
0.07%
0.13% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.11%
0
0
3
370,742
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.07%
0.04%
0
0
1
153,631
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Oct-05
4,706
91.70%
1,149,590,198
90.29%
3.25%
3.85%
0
0.00%
0
0.00%
353
6.53%
6.26%
158
46,077,267
0.00
0.00
0.00
0.00
26-Sep-05
4,864
94.78%
1,196,416,624
93.97%
2.93%
3.40%
0
0.00%
0
0.00%
354
6.54%
6.27%
147
42,119,977
0.00
0.00
0.00
0.00
25-Aug-05
5,011
97.64%
1,239,188,981
97.33%
2.36%
2.64%
0
0.00%
0
0.00%
355
6.54%
6.27%
121
33,611,209
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 1
25-Oct-05
3,256
63.45%
804,756,566
63.21%
3.78%
4.57%
0
0.00%
0
0.00%
355
6.39%
6.14%
128
38,552,898
0.00
0.00
0.00
0.00
26-Sep-05
3,384
65.94%
843,744,513
66.27%
2.95%
3.45%
0
0.00%
0
0.00%
356
6.39%
6.13%
103
30,129,001
0.00
0.00
0.00
0.00
25-Aug-05
3,487
67.95%
874,197,097
68.66%
2.57%
2.97%
0
0.00%
0
0.00%
357
6.38%
6.13%
92
26,749,730
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 2
25-Oct-05
1,450
28.25%
344,833,632
27.08%
2.03%
2.13%
0
0.00%
0
0.00%
350
6.87%
6.57%
30
7,524,370
0.00
0.00
0.00
0.00
26-Sep-05
1,480
28.84%
352,672,111
27.70%
2.89%
3.29%
0
0.00%
0
0.00%
351
6.90%
6.60%
44
11,990,976
0.00
0.00
0.00
0.00
25-Aug-05
1,524
29.70%
364,991,884
28.67%
1.87%
1.84%
0
0.00%
0
0.00%
352
6.90%
6.60%
29
6,861,478
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool 1
Current Total
Cumulative
21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-2
ABN AMRO Acct: 722867.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool 2
Current Total
Cumulative
21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Lehman XS Trust
Substitution Detail History
ABN AMRO Acct: 722867.2
Series 2005-2
Mortgage Pass-Through Certificates
24-Oct-05
25-Nov-05
26-Sep-05
25-Oct-05
25-Oct-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the Mortgaged Properties.
(A)
21-Oct-2005 - 09:08 (W882-W903) (c) 2005 LaSalle Bank N.A.

Original Property